                                                                  EXHIBIT 99.1

                      DIGITAL SYSTEMS INTERNATIONAL, INC.

                         REGISTRATION RIGHTS AGREEMENT


     This Registration Rights Agreement (this "Agreement") is entered into as of December 24, 1996 by and among Digital Systems International, Inc., a Washington corporation (the "Company"), and the parties listed on Schedule A hereto as at any time amended (the "Shareholders").

                                    RECITALS

     A. Pursuant to an Agreement and Plan of Merger (the "Merger Agreement"), dated October 14, 1996, by and among the Company, ViewStar Corporation, a California corporation ("ViewStar"), and Vision Merger Corporation, a Washington corporation, the Company will issue, and the Shareholders will receive, in exchange for securities of ViewStar held by such Shareholders, shares of Common Stock, par value $.01 per share, of the Company (the "Digital Common Shares").

     B. The Shareholders, the Company and certain holders of Digital Common Shares entered into a Shareholders Agreement (the "Shareholders Agreement") simultaneously with the execution and delivery of the Merger Agreement.

     C. As an inducement to the Shareholders to sign the Shareholders Agreement, the Company issued to the Shareholders a letter, dated October 11, 1996, in which the Company agreed to enter into a registration rights agreement providing for a shelf registration on Form S-3 of the Digital Common Shares to be issued to the Shareholders pursuant to the Merger Agreement.

     D. The parties are entering into this Registration Rights Agreement to set forth the specific terms and conditions relating to registration of the Digital Common Shares to be issued to the Shareholders pursuant to the Merger Agreement.

                                   AGREEMENT

     In consideration of the foregoing, and for good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto agree as follows:

1.   DEFINITIONS

     For purposes of this Agreement:

        (a) "Commission" means the Securities and Exchange Commission or any other federal agency at the time administering the Securities Act of 1933, as amended (the "Securities Act").

        (b) "Register," "registered," and "registration" refer to a registration effected by preparing and filing a registration statement on Form S-3 in compliance with the Securities Act, and the declaration or ordering of effectiveness of such registration statement.

        (c) "Registrable Securities" means (i) Digital Common Shares issuable to any of the Shareholders pursuant to the Merger Agreement and (ii) any Digital Common Shares issued as (or issuable upon the conversion or exercise of any warrant, right or other security which is issued as) a dividend or other distribution with respect to, or in exchange for or in replacement of, Digital Common Shares issued pursuant to the Merger Agreement, excluding in all cases, however, any Registrable Securities sold by a person in a transaction pursuant to Rule 145(d) or any other transaction in which its rights under this Agreement are not assigned.

        (d) The number of shares of "Registrable Securities then outstanding" shall be determined by the number of Digital Common Shares outstanding which are, and the number of Digital Common Shares issuable pursuant to then exercisable or convertible securities which are, Registrable Securities.

        (e) "Registration Expenses" means all expenses, except as otherwise stated below, incurred by the Company in complying with paragraph 2 hereof, including, without limitation, all registration, qualification and filing fees, printing expenses, escrow fees, fees and disbursements of counsel for the Company, blue sky fees and expenses, and the expense of any special audits incident to or required by any such registration (but excluding the compensation of regular employees of the Company which shall be paid in any event by the Company).

        (f) "Selling Expenses" means all underwriting discounts, selling commissions and stock transfer taxes applicable to the securities registered by the



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


Holders and all fees and disbursements of counsel representing the Holders or any Holder.

        (g) The term "Holder" means any person owning or having the right to acquire Registrable Securities who is a party to this Agreement as of the date hereof or who may be added as a party hereto pursuant to the terms of this Agreement, and any assignee thereof in accordance with paragraph 9 hereof.

        (h) "Initiating Holders" means any Holder that is unable to sell all of the Registrable Securities held by such Holder pursuant to Rule 145(d) during any three-month period in 1997.

        (i) "Form S-3" means such form under the Securities Act as in effect on the date hereof or any registration form under the Securities Act subsequently adopted by the Commission that similarly permits inclusion or incorporation of substantial information by reference to other documents filed by the Company with the Commission.

        (j) "Rule 144" and "Rule 145" mean Rule 144 and Rule 145 promulgated under the Securities Act as in effect on the date hereof or as subsequently amended.

2.   REQUESTED REGISTRATION ON FORM S-3.

     Commencing on the date of publication of results covering at least 30 days of combined operations of Digital and ViewStar referred to in Section 2(b)(2) of the Shareholders Agreement, and subject to all the terms and conditions of this Agreement, a Shareholder or other Holder who qualifies as an Initiating Holder shall have the right to require the Company to file a "shelf" registration statement on Form S-3 and in compliance with Rule 415 of the Securities Act for a delayed or continuous public offering of all the Registrable Securities held by such Holder by submitting a written request to the Company to file such a registration statement. If the Company receives such a written request and the Company is a registrant entitled to use Form S-3 to register the Registrable Securities for such an offering, the Company shall:

        (a) promptly give written notice of the proposed registration to all other Holders and include in such registration statement all the Registrable Securities of any other Holder who qualifies as an Initiating Holder as a result of its inability to sell all its Registrable Securities during the same three-month period, or is likely to qualify as an Initiating Holder with respect to any subsequent three-month period in

1997, and who requests such registration in a written notice to the Company given within 15 days of the mailing of such notice by the Company; and

        (b) as soon as practicable, use its best efforts to effect the registration under the Securities Act of all Registrable Securities of the Initiating Holder and of such other Holders (including, without limitation, appropriate qualification under applicable blue sky or other state securities laws and appropriate compliance with applicable regulations issued under the Securities Act and any other governmental requirements or regulations) on such form and to cause such Registrable Securities to be qualified in such jurisdictions as the Holder or Holders may reasonably request; provided, however, that the Company shall not be obligated to take any action to effect any such registration pursuant to this paragraph 2:

            (i) In any particular jurisdiction in which the Company would be required to execute a general consent to service of process in effecting such registration unless the Company already is subject to service in such jurisdiction and except as may be required by the Securities Act;

            (ii) After the Company has effected one such registration and such registration has been declared or ordered effective;

            (iii) After December 31, 1997; or

            (iv) If the Company shall furnish to such Holders a certificate signed by the Chief Executive Officer of the Company stating that in the good faith judgment of the Board of Directors it would be seriously detrimental to the Company or its shareholders for a registration statement to be filed at such time, in which case the Company's obligation to use its best efforts to register under this paragraph 2 shall be deferred for a period not to exceed 90 days from the date of receipt of written request from the Initiating Holders.

3.   MANNER OF OFFERING

     (a) The Registrable Securities so registered may be sold from time to time to purchasers directly in one or more transactions or in transactions involving broker-dealers who may place the shares in bulk trades or otherwise, but not in underwritten transactions on either a firm commitment basis or a best efforts basis pursuant to a written agreement with an underwriter without the consent of the Company. The Initiating Holder may request that the offering of the Registrable Securities be effected through an underwriting and, provided that all other Holders registering Registrable Securities in the offering concur, the Company may, in its sole discretion, consent to such an offering.



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

     (b) In the event that the Company consents to effect a registration pursuant to paragraph 2 as a registered public offering involving an underwriting, the Company shall so advise the Holders. In such event, the right of any Holder to registration pursuant to paragraph 2 shall be conditioned upon such Holder's participation in the underwriting arrangements required by this paragraph 3. All Holders proposing to distribute their securities through such underwriting shall enter into an underwriting agreement in customary form with a managing underwriter selected for such underwriting by the Company. The Company, on its own behalf or on behalf of its shareholders, shall have the right to include any of the Company's securities in such registration; provided, that if, in the case of a firm commitment underwriting, the total amount of securities, including Registrable Securities, requested to be included in such offering exceeds the amount of securities that the managing underwriters reasonably believe compatible with the success of the offering, then the Company shall exclude all or such specified portion of such securities to be registered on behalf of the Company or its shareholders from such underwritten offering and will select, in its sole discretion, the securities to be so excluded from such offering, and there shall be included in the offering only that number of Registrable Securities which the managing underwriter believes will not jeopardize the success of the offering. If the managing underwriter advises the Company in writing that marketing factors require a limitation of the number of shares to be underwritten, then the Company shall so advise all holders of Registrable Securities and the number of shares of Registrable Securities that may be included in the registration and underwriting shall be allocated among all Holders thereof in proportion, as nearly as practicable, to the respective amounts of Registrable Securities held by such Holders at the time of filing the registration statement. No Registrable Securities excluded from the underwriting by reason of the managing underwriter's marketing limitation shall be included in such registration. To facilitate the allocation of shares in accordance with the above provisions, the Company or the managing underwriter may round the number of shares allocated to any Holder to the nearest 100 shares. If any Holder of Registrable Securities disapproves of the terms of the underwriting, such person may elect to withdraw therefrom by written notice to the Company, the managing underwriter and the Initiating Holder. The Registrable Securities and/or other securities so withdrawn also shall be withdrawn from registration, and such Registrable Securities shall not be transferred in a public distribution prior to 90 days after the effective date of such registration, or such other shorter period of time as the Company or the underwriters may require.


4.   EXPENSES OF REGISTRATION

     All Registration Expenses incurred in connection with a registration pursuant to paragraph 2 shall be borne by the Company. All Selling Expenses relating


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to securities registered on behalf of the Holders and all other expenses of registration shall be borne by the Holders of such securities pro rata on the basis of the number of shares so registered.

5.   REGISTRATION PROCEDURES

        In the case of any registration effected by the Company pursuant to this Agreement, the Company will keep each Holder advised in writing as to the initiation of such registration and as to the completion thereof. At its expense, the Company will:

        (a) Prepare and file with the Commission a registration statement on Form S-3 with respect to such securities and use its best efforts to cause such registration statement to become and remain effective until the earlier of December 31, 1997 or completion of the distribution described in the registration statement;

        (b) Prepare and file with the Commission such amendments and supplements to such registration statement on Form S-3 and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement.

        (c) Furnish to the Holders such numbers of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as they may reasonably request in order to facilitate the disposition of Registrable Securities owned by them.

        (d) Use its best efforts to register and qualify the securities covered by such registration statement under such other securities or Blue Sky laws of such jurisdictions as shall be reasonably requested by the Holders, provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions.

        (e) In the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter of such offering. Each Holder participating in such underwriting shall also enter into and perform its obligations under such an agreement.

        (f) Notify each Holder of Registrable Securities covered by such registration statement at any time when a prospectus relating thereto is required to be delivered under the Securities Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing.

        (g) In the case of an underwritten public offering pursuant to paragraph 3(b), furnish, at the request of any Holder registering Registrable Securities thereunder, on the date that such Registrable Securities are delivered to the underwriters for sale in connection with the registration, (i) an opinion, dated such date, of the counsel representing the Company for the purposes of such registration, in form and substance customarily given to underwriters in an underwritten public offering, addressed to the underwriters, if any, and to the Holders requesting registration of Registrable Securities and (ii) a letter dated such date, from the independent accountants of the Company, in form and substance customarily given by independent accountants to underwriters in an underwritten public offering, addressed to the underwriters, if any, and to the Holders registering such Registrable Securities.

6.   INDEMNIFICATION

        (a) The Company will indemnify each Holder, each of its officers and directors and partners, and each person controlling such Holder within the meaning of Section 15 of the Securities Act, with respect to which registration has been effected pursuant to this Agreement, and each underwriter, if any, and each person who controls any underwriter within the meaning of Section 15 of the Securities Act, against all expenses, claims, losses, damages or liabilities (or actions in respect thereof), including any of the foregoing incurred in settlement of any litigation, commenced or threatened, arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any registration statement, prospectus or other document, or any amendment or supplement thereto, incident to any such registration or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, or any violation by the Company of any federal, state or common law rule or regulation applicable to the Company in connection with any such registration, and the Company will reimburse each such Holder, each of its officers and directors, and each person controlling such Holder, each such underwriter and each person who controls any such underwriter, for any legal and any other expenses reasonably incurred in connection with investigating, preparing or defending any such claim, loss, damage,


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

liability or action, provided that the Company will not be liable in any such case to the extent that any such claim, loss, damage, liability or expense arises out of or is based on any untrue statement or omission or alleged untrue statement or omission, made in reliance upon and in conformity with written information furnished to the Company by an instrument duly executed by such Holder, controlling person or underwriter and stated to be specifically for use therein.

        (b) Each Holder will, if Registrable Securities held by such Holder are included in the securities as to which such registration is being effected, indemnify the Company, each of its directors and officers, each underwriter, if any, of the Company's securities covered by such a registration statement, each person who controls the Company or such underwriter within the meaning of
Section 15 of the Securities Act, and each other such Holder, each of its officers and directors and each person controlling such Holder within the meaning of Section 15 of the Securities Act, against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any such registration statement, prospectus or other document, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Company, such Holders, such directors, officers, persons, underwriters or control persons for any legal or any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action, in each case to the extent that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement, prospectus or other document in reliance upon and in conformity with written information furnished to the Company by an instrument duly executed by such Holder and stated to be specifically for use therein.

        (c) Each party entitled to indemnification under this paragraph 6 (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom, provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be approved by the Indemnified Party (whose approval shall not unreasonably be withheld), and the Indemnified Party may participate in such defense at such party's expense, and provided further that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Agreement unless the failure to give such notice is materially prejudicial to an Indemnifying Party's ability to defend such action and provided further, that the Indemnifying Party shall not assume the defense for matters as to which there is a conflict of interest or separate and different defenses. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation.

        (d) If the indemnification provided for in paragraphs (a) through (c) of this paragraph 6 is held by a court of competent jurisdiction to be unavailable or is otherwise insufficient to hold harmless an Indemnified Party under such paragraphs in respect of any losses, claims, damages or liabilities or actions in respect thereof referred to therein, then each Indemnifying Party shall, in lieu of indemnifying such Indemnified Party, contribute to the amount paid or payable by such Indemnified Party as a result of such losses, claims, damages, liabilities or actions in such proportion as appropriate to reflect the relative fault of the Company, the underwriters and the Holder of such Registrable Securities in connection with the statements or omissions that resulted in such losses, claims, damages, liabilities or actions as well as any other relevant equitable considerations, including the failure to give any notice under paragraph (c). The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the Company, the underwriters or the Holders of such Registrable Securities and to the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and each of the Holders agrees that it would not be just and equitable if contributions pursuant to this paragraph were determined by pro rata allocation (even if all of the Holders of such Registrable Securities were treated as one entity for such purpose) or by any other method of allocation which did not take account of the equitable considerations referred to above in this paragraph. The amount paid or payable by an Indemnified Party as a result of the losses, claims, damages, liabilities or action in respect thereof, referred to above in this paragraph, shall be deemed to include any legal or other expenses reasonably incurred by such Indemnified Party in connection with investigating or defending any such action or claim. No person guilty of fraudulent misrepresentations (within the meaning of Section 11(f) of the Securities Act), shall be entitled to contribution from any person who is not guilty of such fraudulent misrepresentation.

        (e) For purposes of this paragraph 6, the term "underwriter" shall mean a person deemed to be an underwriter under Section 2(11) of the Securities Act.


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

7.   FURNISH INFORMATION

     It shall be a condition precedent to the obligations of the Company to take any action pursuant to this Agreement with respect to any selling Holder that such selling Holder shall furnish to the Company such information regarding itself, the Registrable Securities held by it and the intended method of disposition of such securities as shall be reasonably required to effect the registration of its Registrable Securities and to execute such documents in connection with such registration as the Company may reasonably request.

8.   RULE 144 REPORTING

     With a view to making available the benefits of Rule 145(d) and any other rules and regulations of the Commission that may at any time permit the sale of the Registrable Securities to the public without registration, the Company agrees to use its best efforts to:

        (a) File with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Securities Exchange Act of 1934, as amended (the "Exchange Act");

        (b) So long as a Holder owns any Registrable Securities, to furnish to the Holder promptly upon request a written statement by the Company as to its compliance with the informational requirements of Rule 144 and the reporting requirements of the Securities Act and the Exchange Act, a copy of the most recent annual or quarterly report of the Company, and such other reports and documents of the Company and other information in the possession of or reasonably obtainable by the Company as a Holder may reasonably request in availing itself of any rule or regulation of the Commission allowing such Holder to sell any such securities without registration.

9.   TRANSFER OF REGISTRATION RIGHTS

     The rights to cause the Company to register securities granted to Shareholders under paragraph 2 hereof may be assigned to a transferee or assignee reasonably acceptable to the Company in connection with any transfer or assignment of Registrable Securities by a Shareholder provided that: (i) such transfer may otherwise be effected in accordance with applicable securities laws, and (ii) such assignee or transferee acquires at least 20,000 Digital Common Shares. Notwithstanding the foregoing, the rights to cause the Company to register securities may be assigned to any constituent partner of a Shareholder, without compliance with item (ii) above, provided written notice thereof is promptly given to the Company.




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

10.  NOTICES

     Unless otherwise provided, any notice required or permitted under this Agreement shall be given in writing and shall be deemed effectively given upon personal delivery to the party to be notified, upon confirmation of facsimile transmission to such party at the facsimile number set forth on Schedule A hereto, or the third business day after deposit with the United States Post Office, postage prepaid, registered or certified with return receipt requested and addressed to the party to be notified at the address indicated for such party on Schedule A hereto, or at such other address or facsimile number as such party may designate by ten days' advance written notice to the other parties given in the foregoing manner.

11.  AMENDMENTS AND WAIVERS

     Any term of this Agreement may be amended, and the observance of any term may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the Holders of a majority of the Registrable Securities then outstanding. Additional Holders may be added to this Agreement with such consent by amending Schedule A hereto and adding a signature page executed by such additional Holder.

12.  SEVERABILITY

     If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provision shall be excluded from this Agreement, and the balance of this Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

13.  GOVERNING LAW

     This Agreement shall be governed by and construed under the laws of the State of Washington as applied to agreements among Washington residents entered into and to be performed entirely within the State of Washington.

14.  COUNTERPARTS

     This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.






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

15.  ENTIRE AGREEMENT

     This Agreement constitutes the full and entire understanding and agreement between the parties with respect to the subject matter hereof and supersedes all prior agreements with respect to the subject matter hereof.

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


IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

                                      DIGITAL SYSTEMS INTERNATIONAL,
                                      INC.



                                      By: /s/ Patrick S. Howard
                                         -------------------------------
                                         Its  President
                                            ----------------------------

                                      INMAN & BOWMAN



                                      By: /s/  G.M. Inman
                                         -------------------------------
                                         Grant M. Inman, General Partner
                                         of Inman & Bowman
                                         Management, the General
                                         Partner of Inman & Bowman

                                      INMAN & BOWMAN ENTREPRENEURS


                                      By: /s/  G.M. Inman
                                         -------------------------------
                                         Grant M. Inman, General Partner
                                         of Inman & Bowman
                                         Management, the General
                                         Partner of Inman & Bowman


                                      INSTITUTIONAL VENTURE
                                      MANAGEMENT IV


                                      By: /s/  Geoffrey Y. Yang
                                         -------------------------------
                                         Its Geoffrey Y. Yang
                                             General Partner

                                      INSTITUTIONAL VENTURE PARTNERS
                                      IV

                                      By Its General Partner
                                      Institutional Venture
                                      Management IV

                                      By: /s/  Geoffrey Y. Yang
                                         -------------------------------
                                         Its Geoffrey Y. Yang
                                             General Partner

                                      J.P. MORGAN INVESTMENT
                                      CORPORATION


                                      By: [illegible]
                                         -------------------------------
                                         Its  Managing Director
                                            ----------------------------

                                      SIXTY WALL STREET SBIC FUND, L.P.


                                      By: [illegible]
                                         -------------------------------
                                         Its  Manager
                                            ----------------------------

                                      MAYFIELD ASSOCIATES


                                      By: [illegible]
                                         -------------------------------
                                         Its  Authorized Signatory
                                            ----------------------------

                                      MAYFIELD ASSOCIATES FUND II


                                      By: [illegible]
                                         -------------------------------
                                         Its  Authorized Signatory
                                            ----------------------------

                                      MAYFIELD VI

                                      By: [illegible]
                                         -------------------------------
                                         Its  Authorized Signatory
                                            ----------------------------


                                      MAYFIELD VII

                                      By: [illegible]
                                         -------------------------------
                                         Its  Authorized Signatory
                                            ----------------------------

                                      TECHNOLOGY PARTNERS WEST
                                      FUND II

                                      By:    [illegible]
                                         -------------------------------
                                         Its Managing Partner
                                            ----------------------------

                                      TECHNOLOGY PARTNERS WEST
                                      FUND III

                                      By:    [illegible]
                                         -------------------------------
                                         Its Managing Partner
                                            ----------------------------

                                      TECHNOLOGY PARTNERS WEST
                                      FUND IV, L.P.

                                      By:    [illegible]
                                         -------------------------------
                                         Its Managing Partner
                                            ----------------------------

                                      TPW VENTURE PARTNERS IX

                                      By:    [illegible]
                                         -------------------------------
                                         Its General Partner
                                            ----------------------------

                                      WONGFRATIS COMPANY

                                      By:    [illegible]
                                         -------------------------------
                                         Its Partner
                                            ----------------------------

                                   SCHEDULE A

Shareholders

Inman & Bowman
Inman & Bowman Entrepreneurs
ATTN:  Grant Inman
4 Orinda Way
Building D, Suite 150
Orinda, CA 94563
Fax:

Institutional Venture Management IV
Institutional Venture Partners IV
ATTN:  Geoffrey Yang
3000 Sand Hill Road
Building 2, Suite 290
Menlo Park, CA 94108
Fax:

JP Morgan Investment Corporation
Sixty Wall Street SBIC Fund
ATTN:  Donald Patrick
60 Wall Street
New York, NY 10260
Fax:

Mayfield Associates
Mayfield Associates Fund II
Mayfield VI
Mayfield VII
ATTN:  F. Gibson Myers
2800 Sand Hill Road, Suite 250
Menlo Park, CA 94025
Fax:

Technology Partners West Fund II
Technology Partners West Fund III
Technology Partners West Fund IV
TPW Venture Partners IX
ATTN:  William Hart
1550 Tiburon Blvd., Suite A
Belvedere, CA 94920
Fax:

Wongfratis Company
ATTN:  Hon Wong
51 Jordan Place
Palo Alto, CA 94303
Fax:






























                                     A-2